MBP DRAFT
                                                          8/17/99

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 11, 1999


                              THINKING TOOLS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                                               77-3061708
(State or other jurisdiction        000-21295                (I.R.S. Employer
     of incorporation)         (Commission File Number)     Identification No.)


     One Lower Ragsdale Drive, 1-250
              Monterey, CA                                        93940
(Address of principal executive offices)                        (Zip Code)


                                    Copy to:
                                   Beth Kramer
                              Mayer, Brown & Platt
                                  1675 Broadway
                               New York, NY 10019

Registrant's telephone number, including area code: (831) 373-0688





                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

         Effective as of August 11, 1999, Druker, Rahl & Fein ("Druker") has been engaged as the registrant's independent accountant. During the past two years the registrant has not consulted Druker regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the registrant's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  THINKING TOOLS, INC.
                                  (Registrant)



Date: August 17, 1999             By: /s/     Moshe Zarmi
                                      -------------------------------
                                      Name:   Moshe Zarmi
                                      Title:  President & Chief
                                              Executive Officer